                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
     [ ] Preliminary Proxy Statement           Commission Only (as permitted by
         Special Meeting                       Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                    FREEPORT-McMoRAN OIL & GAS ROYALTY TRUST
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                    FREEPORT-MCMORAN OIL & GAS ROYALTY TRUST
                                712 MAIN STREET
                              HOUSTON, TEXAS 77002

                             ---------------------

                    NOTICE OF SPECIAL MEETING OF UNITHOLDERS
                          TO BE HELD ON MARCH 12, 1999

                             ---------------------


To the Unitholders of the Freeport-McMoRan Oil & Gas Royalty Trust:



A Special Meeting of Unitholders of Freeport-McMoRan Oil & Gas Royalty Trust (the "Special Meeting") will be held on Friday, March 12, 1999, at 10:00 a.m., local time, at Chase Auditorium, 601 Travis Street, Houston, Texas 77002 to consider and vote upon a shareholder proposal to amend the Royalty Trust Indenture dated September 30, 1983 by and between Freeport-McMoRan Inc., as Trustor of the Trust, and Chase Bank of Texas, National Association, as Trustee of the Trust (the "Indenture").


Only holders of record (the "Unitholders") of certificates representing units of beneficial interest in the Trust (the "Units") at the close of business on February 12, 1999 are entitled to notice of and to vote at the Special Meeting. Unitholders may vote in person or by proxy. The accompanying form of proxy is solicited on behalf of the Trust by Chase Bank of Texas, National Association, as Trustee of the Trust (the "Trustee").

Under applicable law, dissenters' appraisal rights do not apply to the Unitholders in connection with the Shareholder Proposal.

EVEN IF YOU RETURN THE ENCLOSED PROXY, YOU WILL RETAIN THE OPTION TO REVOKE YOUR PROXY AT ANY TIME BEFORE THE VOTE, OR TO VOTE YOUR UNITS PERSONALLY UPON REQUEST IF YOU ATTEND THE SPECIAL MEETING. FOR THE SHAREHOLDER PROPOSAL TO BE APPROVED BY THE UNITHOLDERS, IT MUST HAVE THE SUPPORT OF UNITHOLDERS HOLDING A MAJORITY OF THE UNITS REPRESENTED AT THE SPECIAL MEETING.


                            By Order of the Trustee

                    FREEPORT-MCMORAN OIL & GAS ROYALTY TRUST
                                712 MAIN STREET
                              HOUSTON, TEXAS 77002
                             ---------------------

                                PROXY STATEMENT
                             ---------------------


This Proxy Statement is being furnished to the Unitholders in connection with the solicitation of proxies by the Trustee for use at the Special Meeting to be held on Friday, March 12, 1999, at 10:00 a.m., local time, at Chase Auditorium, 601 Travis Street, Houston, Texas 77002 to consider and vote upon a shareholder proposal to amend the Indenture (the "Shareholder Proposal"). See "The Shareholder Proposal."


Only Unitholders holding Units of the Trust as of February 12, 1999 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of Unitholders holding a majority of the Units outstanding as of the Record Date will constitute a quorum. Each Unitholder will be entitled to one vote for each Unit owned. The Shareholder Proposal will be deemed to be approved by the Unitholders if a quorum is present at the Special Meeting and the Shareholder Proposal is approved by the vote of Unitholders holding a majority of the Units represented at the Special Meeting.


The Trustee called the Special Meeting at the request of certain Unitholders who represented to the Trustee that they own more than ten percent of the outstanding Units of the Trust. Under the Indenture, a meeting of the Unitholders may be called at any time by Unitholders owning not less than ten percent of the outstanding Units. The Shareholder Proposal was submitted by John Ferris. Mr. Ferris has informed the Trustee that he owns 316,000 Units and that his address is 3110 Beverly Drive, Dallas, Texas 75205. The Trustee makes no recommendation regarding whether Unitholders should vote for or against the Shareholder Proposal. The Trustee is soliciting proxies for use at the Special Meeting because the Trustee is required under the New York Stock Exchange Rules to solicit proxies on behalf of the Trust for all meetings of Unitholders.



The Shareholder Proposal calls for an amendment of the Indenture. Any such amendment requires, in addition to the approval of the Unitholders, the express written approval of the Trustee. Although the Trustee makes no recommendation regarding whether Unitholders should vote for or against the Shareholder Proposal, based upon the Trustee's understanding of the Shareholder Proposal, its preliminary estimates of additional Trust administrative expenses to be incurred by the Trust in the event the life of the Trust is extended and the existing reserve for Trust administrative expenses, the Trustee anticipates that it will approve in writing the amendment of the Indenture if the Shareholder Proposal is approved by the requisite vote of Unitholders at the Special Meeting.


Under applicable law, dissenters' appraisal rights do not apply to the Unitholders in connection with the Shareholder Proposal.


The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Trust. This proxy statement is being first sent or given to Unitholders on or about February 16, 1999.


                      WHERE YOU CAN FIND MORE INFORMATION


The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports and other information with the Securities Exchange Commission (the "SEC"). Reports and other information filed by the Trust can be inspected and copied at the public reference facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices at Seven World Trade Center, Suite 1300, New York, New York 10048 and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material can be obtained by mail from the Public Reference Section of the SEC at 450 West Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. In addition, reports, proxy statements and other information concerning the Trust may be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. Certain of such reports, proxy statements and other information filed by the Trust are also available on the Internet at the SEC's World Wide Web site at http://www.sec.gov.

                               TABLE OF CONTENTS

Questions and Answers.......................................   4
The Special Meeting.........................................   6
  General...................................................   6
  Unitholders Entitled to Vote..............................   6
  List of Unitholders of Record.............................   6
  Solicitation..............................................   6
  Proxies...................................................   6
  Voting Procedures for Beneficial Owners...................   6
  Brokers...................................................   6
  Requirements for Shareholder Approval.....................   7
The Trust and the Trustee...................................   7
The Shareholder Proposal and Statement of Support...........   7
  Shareholder Proposal......................................   7
  Statement of Support......................................   7
Effect of Negative Votes on the Shareholder Proposal........   8
Units Outstanding...........................................   8
Security Ownership of Certain Beneficial Owners and
  Management................................................   8

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

                             QUESTIONS AND ANSWERS

The following is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement. Unitholders are urged to read carefully this Proxy Statement in its entirety. FOR ADDITIONAL COPIES OF THIS PROXY STATEMENT OR PROXY CARDS OR IF YOU HAVE ANY QUESTIONS ABOUT THE SPECIAL MEETING, CONTACT THE TRUSTEE AT (713) 216-5712.

Q: WHO IS SOLICITING MY PROXY?
A: On behalf of Freeport-McMoRan Oil & Gas Royalty Trust, the Trustee is sending you this Proxy Statement and is soliciting proxies in connection with the Special Meeting of Unitholders, which has been called at the request of certain Unitholders representing more than ten percent of the outstanding Units of the Trust.

Q: WHAT IS THE PURPOSE OF THE SPECIAL MEETING?
A: The purpose of the Special Meeting is to consider and vote upon the Shareholder Proposal.

Q: WHAT IS THE SHAREHOLDER PROPOSAL?
A: The Shareholder Proposal is a proposal to amend Section 3.02(b) of the Indenture. Section 3.02(b) provides that, in the event the Trust's cash receipts are less than $3 million per year for three successive years, the Trustee must sell the Trust's interest in the Freeport-McMoRan Oil and Gas Royalty Partnership (the "Partnership") or cause the Partnership to sell the assets of the Partnership, which assets consist solely of the oil and gas royalty interest transferred to the Partnership by Freeport-McMoRan Inc. on September 30, 1983 (the "Royalty"). The Royalty burdens certain offshore oil and gas properties and is the only potential source of income for the Trust, other than minor amounts of interest earned on cash reserves. The Trust received no payments in respect of the Royalty in 1996, 1997 or 1998. Therefore, unless the Shareholder Proposal is approved, the Trustee will endeavor to sell the Trust's interest in the Partnership or cause the Partnership to sell the Royalty. Upon such sale the Trust will be terminated. Upon termination of the Trust, the Trustee will as promptly as possible distribute the net proceeds, if any, of such sale according to the respective interests and rights of the Unitholders after discharging all of the liabilities of the Trust and, if necessary, setting up reserves in such amounts as the Trustee in its discretion deems appropriate for contingent liabilities. If the Shareholder Proposal is approved, no such sale and Trust termination will occur prior to 2001, and, if the Trust's cash receipts in either 2000 or 2001 are $3 million or more, the life of the Trust will be extended beyond 2001.

Q: WHEN AND WHERE WILL THE SPECIAL MEETING OCCUR?

A: Friday, March 12, 1999, at 10:00 a.m., local time, at Chase Auditorium, 601
   Travis Street, Houston, Texas 77002.


Q: HOW DO I VOTE?
A: You may attend the meeting and vote in person, or you may sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the box showing how you wish to vote, your vote will be treated as an abstention. This means that your vote will be counted for purposes of determining whether a quorum is present but will have the same effect as a negative vote on the Shareholder Proposal. You have the right to revoke your proxy at any time before it is voted at the Special Meeting by:

   (1) notifying the Trustee in writing;

   (2) voting in person; or

   (3) returning a later-dated proxy card.

Q: IF MY UNITS ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY
   UNITS FOR ME?
A: Your broker may vote your Units only if you provide instructions on how to vote. You should instruct your broker how to vote your Units upon receipt of your broker's request for voting instructions. If you do not provide your broker with instructions on how to vote your Units, the Units will be treated as broker non-votes. This means that your Units will not be counted for purposes of determining whether a quorum is present and will not be counted as a vote either for or against the Shareholder Proposal.

Q: WHAT IS REQUIRED FOR APPROVAL OF THE SHAREHOLDER PROPOSAL?

A: There must be a quorum of Unitholders at the Special Meeting to vote on the Shareholder Proposal, which means that Unitholders holding a majority of the Units outstanding as of the Record Date must be present at the Special Meeting, either in person or by proxy. Each Unitholder will be entitled to one vote per each Unit owned. The Shareholder Proposal will be approved by the Unitholders if Unitholders holding a majority of the Units represented at the Special Meeting vote to approve the Shareholder Proposal. Abstentions will be included in the number of Units represented at the Special Meeting, but broker non-votes will not. Because approval of the Shareholder Proposal requires the affirmative vote of the majority of Units represented at the Special Meeting, abstentions will have the same effect as a vote against the shareholder proposal.


Q: WHAT HAPPENS IF THE SHAREHOLDER PROPOSAL IS NOT APPROVED?

A: Because the Trust's cash receipts were less than $3 million per year for the last three years, the Trustee will, pursuant to Section 3.02(b) of the Indenture, endeavor to sell as soon as practicable the Trust's interest in the Partnership, or cause the Partnership to sell the Royalty, for cash to the highest bidder. Although the Trustee will endeavor to offer the Partnership interest or cause the Partnership to offer the Royalty pursuant to procedures intended to maximize the proceeds to the Trust, the Trustee can give no assurance regarding the amounts, if any, to be realized as a result of such offer.

                              THE SPECIAL MEETING

GENERAL


The Special Meeting will be held for the purpose of considering the Shareholder Proposal. The Special Meeting is scheduled to be held on Friday, March 12, 1999, at 10:00 a.m., local time, at Chase Auditorium, 601 Travis Street, Houston, Texas 77002.


UNITHOLDERS ENTITLED TO VOTE

Holders of record of the Units as of the close of business on February 12, 1999, the Record Date, will be entitled to notice of and to vote on the Shareholder Proposal at the Special Meeting. Each Unitholder will be entitled to one vote for each Unit owned. If you have Units registered in the name of a brokerage firm or a trustee and you plan to attend the Special Meeting, please obtain from the brokerage firm or trustee a letter, account statement or other evidence of your beneficial ownership of those Units to facilitate your admittance to the Special Meeting.

LIST OF UNITHOLDERS OF RECORD

A complete list of Unitholders of record on the Record Date will be available for inspection in the Trust Department of the Trustee, 712 Main Street, Houston, Texas 77002, during normal business hours upon written demand by any Unitholder or the Unitholder's agent or attorney beginning five business days after the date of this Proxy Statement and continuing through the Special Meeting. Any Unitholder or Unitholder's agent or attorney may, upon written notice and subject to the laws of the State of Texas, copy the list of Unitholders eligible to vote on the Shareholder Proposal at the Special Meeting during regular business hours during the inspection period at the Unitholder's expense.

SOLICITATION

The Trustee is soliciting proxies for use at the Special Meeting. Under the New York Stock Exchange Rules, the Trustee is required to solicit proxies on behalf of the Trust for all meetings of Unitholders. The expense of preparing, printing and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Trust.

PROXIES

Any holder of outstanding Units entitled to vote on any matter may vote such Unitholder's Units either in person or by duly authorized proxy. The giving of a proxy by a Unitholder will not affect such Unitholder's right to vote such Units if the Unitholder attends the Special Meeting and desires to vote in person. Prior to the voting of a proxy, such proxy may be revoked by the Unitholder by delivering written notice of revocation to the Trustee, Attn: Trust Department, by executing a subsequently dated proxy or by voting in person at the Special Meeting. All Units represented by effective proxies on the enclosed form of proxy received by the Trustee will be voted at the Special Meeting in accordance with the terms of such proxies. If no instructions are given, the proxies will be treated as abstentions.

VOTING PROCEDURES FOR BENEFICIAL OWNERS

The enclosed proxy includes the power to vote the number of Units registered in a holder's name, according to the books of the Trustee. The Trustee will mail this Proxy Statement and a proxy to all persons who, according to the books of the Trustee, beneficially own Units.

BROKERS

Units held in "street name" by a broker may not be voted by the broker absent instructions from the beneficial owner of such Units. If a broker does not receive instructions from the beneficial owner on how to vote the Units, the Units will be treated as broker non-votes.

REQUIREMENTS FOR SHAREHOLDER APPROVAL

The presence at the Special Meeting, in person or by proxy, of Unitholders holding a majority of the Units outstanding as of the Record Date shall constitute a quorum. The Shareholder Proposal will be deemed to be approved by the Unitholders if approved by the vote of Unitholders holding a majority of the Units represented at the Special Meeting. Abstentions will be included in the number of Units represented at the Special Meeting and, because the affirmative vote of a majority of Unitholders is required for approval of the Shareholder Proposal, will have the practical effect of a negative vote. Broker non-votes will not be counted for purposes of determining whether a quorum is present and will not be counted as a vote either for or against the Shareholder Proposal.

                           THE TRUST AND THE TRUSTEE

The Trust was created effective September 30, 1983. The Trust is passive, with Chase Bank of Texas, National Association serving as Trustee. The Trustee has only such powers as are necessary for the collection and distribution of revenues attributable to the Royalty, the payment of Trust liabilities and the protection of Trust assets.

               THE SHAREHOLDER PROPOSAL AND STATEMENT OF SUPPORT


The following is the Shareholder Proposal and Statement of Support submitted by John Ferris, who has informed the Trustee that he owns 316,000 Units and that his address is 3110 Beverly Drive, Dallas, Texas 75205. Pursuant to Rule 14a-8, promulgated by the SEC under the Securities Exchange Act of 1934, the Trustee is in no way responsible for the contents of the Shareholder Proposal or the accompanying Statement of Support.


                                   * * * * *

                         SHAREHOLDER PROPOSAL REGARDING
                      AMENDMENT OF ROYALTY TRUST INDENTURE

RESOLVED, that Section 3.02(b) of the Royalty Trust Indenture dated September 30, 1983 by and between Freeport-McMoRan Inc. and Chase Bank of Texas, N.A. (the "Indenture") be amended to read in its entirety as follows:

(B) IN ADDITION, IF THE AMOUNT OF CASH PER YEAR RECEIVED BY THE TRUST FOR EITHER
(I) EACH OF THE FIVE SUCCESSIVE YEARS COMMENCING JANUARY 1, 1996, OR (II) EACH OF ANY THREE SUCCESSIVE YEARS COMMENCING AFTER DECEMBER 31, 1999 IS LESS THAN $3,000,000, THEN THE TRUSTEE SHALL SELL THE TRUST'S INTEREST IN THE PARTNERSHIP, OR CAUSE THE PARTNERSHIP TO SELL THE ASSETS OF THE PARTNERSHIP.

STATEMENT OF SUPPORT

The Indenture currently requires the Trustee to sell the Trust's interest in the Partnership or cause the Partnership to sell the assets of the Partnership since the amount of cash per year received by the Trust for each of the last three consecutive years was less than $3 million. (The Trust did not receive any cash in 1996, 1997 or 1998.) Should the proposed amendment to the Indenture be adopted, the Trust would have the opportunity to have an additional two years to achieve $3 million in cash received. Accordingly, the Trust would not be forced to sell its interest in the Partnership at this time and may receive revenue, which, if received and after deduction of expenses, would be passed on to and which could benefit the interests of the Unitholders.

Please VOTE FOR THIS PROPOSAL for the benefit of all Unitholders. Voting FOR the proposal will provide additional time to the Trust and the Unitholders to explore their options relating to the Partnership assets.

                                   * * * * *

              EFFECT OF NEGATIVE VOTES ON THE SHAREHOLDER PROPOSAL

If the Shareholder Proposal is not approved by the requisite vote at the Special Meeting, the Indenture will not be amended. The Trustee will endeavor to sell the Trust's interest in the Partnership or cause the Partnership to sell the Royalty. Upon such sale the Trust will be terminated. Upon termination of the Trust, the Trustee will as promptly as possible distribute the net proceeds, if any, of such sale according to the respective interests and rights of the Unitholders after discharging all of the liabilities of the Trust and, if necessary, setting up reserves in such amounts as the Trustee in its discretion deems appropriate for contingent liabilities.

                               UNITS OUTSTANDING

There are 14,975,390 Units outstanding. Each Unit is entitled to one vote at the Special Meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The Trustee knows of no person who beneficially owns in excess of five percent of the Units of the Trust.

                                          Respectfully Submitted,

                                          Chase Bank of Texas, National
                                          Association, as Trustee

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                   FREEPORT-MCMORAN OIL AND GAS ROYALTY TRUST

         THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST BY ITS TRUSTEE


         The undersigned hereby: (a) acknowledges receipt of the Notice of Special Meeting of Unitholders of the Freeport-McMoRan Oil and Gas Royalty Trust (the "Trust") to be held at 10:00 a.m., local time, on March 12, 1999 at Chase Auditorium, 601 Travis Street, Houston, Texas 77002 (the "Special Meeting"); (b) acknowledges receipt of the Trust's Proxy Statement in connection therewith, dated February 12, 1999; (c) appoints Debbie Miller or James Jordan, or either of them, as the Proxy of the undersigned; and (d) authorizes the Proxy to represent and vote, as designated on the reverse side hereof, all the Units of the Trust that the undersigned would be entitled to vote if personally present at the Special Meeting.


         The undersigned hereby revokes any proxy to vote Trust Units held by the undersigned previously given to the extent such proxy permits the holder thereof to vote on the matter covered by this Proxy. THE UNDERSIGNED ACKNOWLEDGES THAT THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNITHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE TREATED AS AN ABSTENTION.

         This proxy may be revoked at any time prior to the voting of this Proxy by the execution and submission of a revised proxy or by voting in person at the meeting.
               (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)
                                SEE REVERSE SIDE

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

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         1. Approval of a shareholder proposal that, if approved, will amend the Royalty Trust Indenture dated September 30, 1983 by and between Freeport-McMoRan Inc., as Trustor of the Trust, and the Trustee, as more particularly described in the Proxy Statement.

              [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

                                               Dated:                , 1999
                                                      ---------------


                                               ----------------------------
                                                     Signature(s) of
                                                      Unitholder(s)

                                               (Executors, administrators,
                                               guardians, trustees,
                                               attorneys, and officers
                                               signing for corporations or
                                               other organizations should
                                               give full title. If a
                                               partnership or jointly
                                               owned, each owner should
                                               sign.)

           PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE
                        ACCOMPANYING POSTPAID ENVELOPE.

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